Exhibit 10.21.2
This instrument prepared by:

Dawn Helms Sharff, Esq.
Walston, Wells, Anderson & Bains, LLP
505 20th Street North, Suite 500
Birmingham, AL 35203
205-251-9600


STATE OF GEORGIA )

FULTON COUNTY    )


                     DEED TO SECURE DEBT, SECURITY AGREEMENT
                       AND ASSIGNMENT OF RENTS AND LEASES


                  THIS DEED TO SECURE DEBT, security agreement and assignment of rents and leases (the "security deed") is made and entered into as of this 31st day of August, 2001, by and between Roberts Properties Residential, L.P., a Georgia limited partnership (the "Grantor"), whose address is 8010 Roswell Road, Suite 120, Atlanta, Georgia 30350, in favor of AmSouth Bank, an Alabama state banking corporation (the "Bank"), whose address is P.O. Box 11007, Birmingham, Alabama 35288, Attention: Commercial Real Estate Loan Department.

                                    Recitals

                  A. The Grantor is justly indebted to the Bank in the principal sum of $2,700,000, as evidenced by a promissory note executed by the Grantor, which note is payable in full on February 3, 2002, and bears interest as provided therein (the "Note").

                  B. To secure the Note, and to induce the Bank to extend credit to the Grantor on the strength of the security provided by this security deed and convey the property described herein to the Bank as hereinafter set forth, the Grantor has agreed to execute and deliver this security deed to the Bank.


                                    Agreement

                  NOW, THEREFORE, in consideration of the premises, and to secure the payment of the following (hereinafter collectively referred to as the "Debt"):

                  (1) the payment of the debt evidenced by the Note, and interest thereon and any and every extension, renewal and modification thereof, or of any part thereof, and all interest on all such extensions, renewals and modifications;

                  (2) all other indebtedness, obligations and liabilities of the Grantor to the Bank of every kind and description whatsoever, arising directly between the Grantor and the Bank or acquired outright, as a participation or as collateral security from another by the Bank, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, contracted or arising, joint or several, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced or whether they are evidenced by agreement or instrument, and whether incurred as maker, endorser, surety, guarantor, member of a partnership, syndicate, joint venture, association or other group, or otherwise, and any and all extensions, renewals and modifications of any of the same; and

                  (3) the compliance with all of the stipulations, covenants, agreements, representations, warranties and conditions contained in this security deed;

the Grantor does hereby grant, bargain, sell, alien, convey and confirm unto the Bank, its successors and assigns, the property and interests in property described in the following Granting Clauses A through E, both inclusive, and does grant to the Bank a security interest in said property and interests in property:

         A. The real estate described on Exhibit A attached hereto and made a part hereof (the "Real Estate") and all improvements, structures, buildings and fixtures now or hereafter situated thereon (the "Improvements").

         B. All permits, easements, licenses, rights-of-way, contracts, privileges, immunities, tenements and hereditaments now or hereafter pertaining to or affecting the Real Estate or the Improvements.

         C. (i) All leases, written or oral, and all agreements for use or occupancy of any portion of the Real Estate or the Improvements with respect to which the Grantor is the lessor, including but not limited to any existing leases, any and all extensions and renewals of said leases and agreements and any and all further leases or agreements, now existing or hereafter made, including subleases thereunder, upon or covering the use or occupancy of all or any part of the Real Estate or the Improvements (all such leases, subleases, agreements and tenancies heretofore mentioned, being hereinafter collectively referred to as the "Leases");

                           (ii) any and all  guaranties  of the  lessee's  and
                  any sublessee's performance under any of the Leases;

                           (iii) the immediate and continuing right to collect
                  and receive all of the rents, income, receipts, revenues, issues and profits now due or which may become due or to which the Grantor may now or shall hereafter (including during the period of redemption, if any) become entitled or may demand or claim, arising or issuing from or out of the Leases or from or out of the Real Estate or any of the Improvements, or any part thereof, including, but not limited to, minimum rents, additional rents, percentage rents, common area maintenance charges, parking charges, tax and insurance premium contributions, and liquidated damages following default, the premium payable by any lessee upon the exercise of any cancellation privilege provided for in any of the Leases, and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Real Estate or the Improvements, together with any and all rights and claims of any kind that the Grantor may have against any such lessee under the Leases or against any subtenants or occupants of the Real Estate or any of the Improvements, all such moneys, rights and claims in this paragraph described being hereinafter referred to as the "Rents"; provided, however, so long as no Event of Default has occurred, the Grantor shall have the right under a license granted hereby to collect, receive and retain the Rents (but not prior to accrual thereof); and

                           (iv) any award, dividend or other payment made
                  hereafter to the Grantor in any court procedure involving any of the lessees under the Leases in any bankruptcy, insolvency or reorganization proceedings in any state or federal court and any and all payments made by lessees in lieu of rent. The Grantor hereby appoints the Bank as the Grantor's irrevocable attorney in fact to appear in any action and/or to collect any such award, dividend or other payment.

         D. All building materials, equipment, fixtures, tools, apparatus and fittings of every kind or character now owned or hereafter acquired by the Grantor for the purpose of, or used or useful in connection with, the Improvements, wherever the same may be located, including, without limitation, all lumber and lumber products, bricks, stones, building blocks, sand, cement, roofing materials, paint, doors, windows, hardware, nails, wires, wiring, engines, boilers, furnaces, tanks, motors, generators, switchboards, elevators, escalators, plumbing, plumbing fixtures, air-conditioning and heating equipment and appliances, electrical and gas equipment and appliances, stoves, refrigerators, dishwashers, hot water heaters, garbage disposers, trash compactors, other appliances, carpets, rugs, window treatments, lighting, fixtures, pipes, piping, decorative fixtures, and all other building materials, equipment and fixtures of every kind and character used or useful in connection with the Improvements.

         E. Any and all other real or personal property of every kind and nature from time to time hereafter by delivery or by writing of any kind conveyed, mortgaged, pledged, assigned or transferred to the Bank, or in which the Bank is granted a security interest to secure the Note, as and for additional security hereunder by the Grantor, or by anyone on behalf of, or with the written consent of, the Grantor.

(All of the property and interests in property described in the foregoing Granting Clauses A through E, both inclusive, are herein sometimes collectively called the "Property". The personal property described in Granting Clause D and all other personal property covered by this security deed are herein sometimes collectively called the "Personal Property".)

                  SUBJECT, HOWEVER, to the easements, rights-of-way and other exceptions described on Exhibit B hereto ("Permitted Exceptions").

                  To have and to hold the Property with all and singular the rights, members and appurtenances thereto appertaining, to the only proper use, benefit, and behalf of the Bank, its successors and assigns forever in fee simple.

                  THIS INSTRUMENT is a deed passing the title to the Property to the Bank and is made under the laws of the State of Georgia relating to deeds to secure debt, and is not a mortgage, and is given to secure the payment of the Debt, as described above, which includes, without limitation: (a) the debt evidenced by the Note dated August 31, 2001, made by Grantor to the order of the Bank in the principal amount of $2,700,000, with the final payment being due on or before February 3, 2002, together with any and all renewals, modifications, consolidations, replacements and extensions thereof; and any and all additional advances made or costs or expenses incurred by the Bank to protect or preserve the Property or the security interest created hereby, or for taxes, assessments or insurance premiums as hereinafter provided, or for performance of any Grantor's obligations hereunder, or for any other purpose provided herein (whether or not the original Grantor remains the owner of the Property at the time such advances are made or costs or expenses incurred).

                  The names of the "Debtor" and the "Secured Party" (which are Grantor and Bank, respectively), the address of the "Secured Party" from which information concerning the security interests granted herein may be obtained, and the address of "Debtor" are as set forth on the first page of this security deed, and a statement indicating the types, or describing the items, of collateral is set forth hereunder.

1. Loan Agreement. The Debt is subject to, and governed by, the terms of a Loan Agreement between the Grantor and the Bank (the "Loan Agreement"), reference to which is hereby made for all purposes.

2. Warranties of Title. The Grantor covenants with the Bank that the Grantor is lawfully seized in fee simple of the Real Estate and is the lawful owner of, and has good title to, the Personal Property, Improvements and other Property and has a good right to sell and convey the Property as aforesaid; that the Property is free of all encumbrances, unless otherwise provided hereinbefore; and that the Grantor will warrant and forever defend the title to the Property unto the Bank against the lawful claims of all persons.

3. Maintenance of Lien Priority. The Grantor shall take all steps necessary to preserve and protect the validity and priority of the liens on, security interests in, and assignment of, the Property created hereby. The Grantor shall execute, acknowledge and deliver such additional instruments as the Bank may deem necessary in order to preserve, protect, continue, extend or maintain the liens, security interests and assignments created hereby as first liens on, security interests in, and assignments of, the Property, except as otherwise permitted under the terms of this security deed. All costs and expenses incurred in connection with the protection, preservation, continuation, extension or maintaining of the liens, security interests and assignments hereby created shall be paid by the Grantor.

                  4. Representations and Warranties Related to Rents and Leases.
                     ----------------------------------------------------------

                  (a) The Grantor has good title to the Rents and Leases hereby assigned and good right to assign the same, and no other person, corporation or entity has any right, title or interest therein.

                  (b) The Grantor has not previously sold, assigned, transferred, mortgaged or pledged the Leases or the Rents, whether now due or hereafter to become due.

                  (c) No Rents due for any period subsequent to the month next succeeding the date of this security deed have been collected, and no payment of any of the Rents has otherwise been anticipated, waived, released, discounted, set-off or otherwise discharged or compromised.

                  (d) The Grantor has not received any funds or deposits from any lessee in excess of one month's rent for which credit has not already been made on account of accrued rents.

                  5. Covenants To Pay Liens and Maintain Insurance. For the purpose of further securing the payment of the Debt, the Grantor agrees to: (a) pay all taxes, assessments, and other liens taking priority over this security deed (hereinafter jointly called "Liens"), and if default is made in the payment of the Liens, or any part thereof, the Bank, at its option, may pay the same;
(b) keep the Property continuously insured, in such manner and with such companies as may be satisfactory to the Bank, against loss by flood (if the Property is located in a flood-prone area), fire, windstorm, vandalism and malicious mischief and other perils usually covered by a fire insurance policy with standard extended coverage endorsement, with loss, if any, payable (pursuant to loss payable clauses in form and content satisfactory to the Bank) to the Bank, as its interests may appear. Such insurance shall be in an amount at least equal to the full insurable value of the Personal Property and Improvements unless the Bank agrees in writing that such insurance may be in a lesser amount. The original insurance policy and all replacements therefor, shall be delivered to, and held by, the Bank until the Debt is paid in full. The original insurance policy and all replacements therefor must provide that they may not be canceled without the insurer's giving at least thirty (30) days' prior written notice of such cancellation to the Bank. So long as no Improvements are located on the Real Estate, fire and casualty insurance are waived.

                  6. Assignment of Insurance Policies, etc. The Grantor hereby assigns and pledges to the Bank, as further security for the payment of the Debt, each and every policy of hazard insurance now or hereafter in effect which insures the Property, or any part thereof (including without limitation the Personal Property and Improvements, or any part thereof), together with all right, title and interest of the Grantor in and to each and every such policy, including, but not limited to, all the Grantor's right, title and interest in and to any premiums paid on each such policy, including all rights to return premiums. If the Grantor fails to keep the Property insured as specified above then, at the election of the Bank and without notice to any person, the Bank may, but shall not be obligated to, insure the

Property for its full insurable value (or for such lesser amount as the Bank may wish) against such risks of loss and for its own benefit. The proceeds from such insurance (less the costs of collecting the same), if collected, shall be credited against the Debt, or, at the election of the Bank, such proceeds may be used to purchase additional Personal Property to replace Personal Property which has been damaged or destroyed and to repair or reconstruct the Improvements. All amounts spent by the Bank for insurance or for the payment of Liens shall become a debt due by the Grantor to the Bank and at once payable, without demand upon, or notice to, the Grantor, and shall be secured by this security deed, and shall bear interest at the rate of interest set forth in the Note, or such lesser rate of interest as shall then be the maximum amount permitted by law, from the date of payment by the Bank until paid by the Grantor.

                  7. Assignment of Condemnation Proceeds, etc. As further security for the Debt and the full and complete performance of each and every obligation, covenant, agreement and duty of the Grantor contained herein, and to the extent of the full amount of the Debt secured hereby and of the costs and expenses (including reasonable attorney's fees) incurred by the Bank in the collection of any award or payment, the Grantor hereby assigns to the Bank any and all awards or payments, including all interest thereon, together with the right to receive the same, that may be made to the Grantor with respect to the Property as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade or of any street or (c) any other injury to or decrease in value of the Property. All such damages, condemnation proceeds and consideration shall be paid directly to the Bank, and after first applying said sums to the payment of all costs and expenses (including reasonable attorneys' fees) incurred by the Bank in obtaining such sums, the Bank may, at its option, apply the balance on the Debt in any order and amount and whether or not then due, or hold such balance as a cash collateral reserve against the Debt, or apply such balance to the restoration of the Property, or release the balance to the Grantor. No such application, holding in reserve or release shall cure or waive any default of the Grantor.

                  8. Covenant Against Waste. The Grantor agrees to take good care of the Real Estate and all Improvements and Personal Property and not to commit or permit any waste thereon, and at all times to maintain such Improvements and Personal Property in as good condition as they now are, reasonable wear and tear excepted.

                  9. Hazardous Substances.

                 (a) Except for the hazardous materials and substances and the use thereof required to construct and to operate and maintain the Improvements, the Grantor shall not make, store, use, treat, release or dispose of any hazardous substances, pollutants or other contaminants ("Prohibited Substances") on or under the Real Estate. If any such Prohibited Substances are nonetheless made, stored, used, treated, released, disposed of or found to exist on or under the Real Estate, the Grantor shall give immediate written notice to the Bank of such occurrence or existence. If the Grantor fails to keep the Real Estate or Improvements free of such Prohibited Substances, the Bank may, but shall not be obligated to, do or cause to be done such acts as are necessary or desirable in the Bank's opinion to remove and dispose of such Prohibited Substances. All amounts spent by the Bank for the removal and disposal of such Prohibited Substances and the return of the Real Estate and

                 Improvements to a condition free of Prohibited Substances shall become a debt due by the Grantor to the Bank and at once payable, without demand or notice, and shall become a part of the Debt secured by this security deed, to bear interest as provided in the Note from the date of payment by the Bank until paid by the Grantor.

                  (b) The Grantor hereby warrants that (i) there are no civil, criminal or administrative environmental proceedings involving the Real Estate that are pending or to the Grantor's knowledge threatened; (ii) the Grantor knows of no facts or circumstances that might give rise to such a proceeding in the future; (iii) to the Grantor's knowledge, the Real Estate is in compliance with all applicable federal, state and local statutory and regulatory environmental requirements; and (iv) to the Grantor's knowledge, the Real Estate is free from any and all "hazardous substances," "pollutants" and other "contaminants," as those terms are defined in the federal Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA") and rules and regulations thereunder. The Grantor shall give immediate written notice to the Bank of any actual or threatened "release" (as defined in CERCLA and rules and regulations thereunder) of such substances on or from the Real Estate or any portion thereof at any time during or preceding the Grantor's ownership of the Real Estate. The Grantor shall indemnify and hold the Bank harmless from and against all loss, damages, fines, penalties, liability and expenses (including but not limited to reasonable attorneys' fees and costs of investigation and litigation) caused by or in any manner resulting from such substances on or under the Real Estate or any portion thereof at any time during or preceding the Grantor's ownership of the Real Estate. The indemnity provisions of this paragraph 9 shall survive the satisfaction of this security deed and shall continue in full force and effect notwithstanding the payment of the Debt in full for claims arising during or preceding the Grantor's ownership of the Real Estate.

                  10. Covenants Related to Rents and Leases. The Grantor covenants and agrees that the Grantor shall:

                  (a) observe, perform and discharge all obligations, covenants and warranties provided for under the terms of the Leases to be kept, observed and performed by the Grantor, and shall give prompt notice to the Bank in the event the Grantor fails to observe, perform and discharge the same;

                  (b) enforce or secure in the name of the Bank the performance of each and every obligation, term, covenant, condition and agreement to be performed by any lessee under the terms of the Leases;

                  (c) appear in and defend any action or proceeding arising under, occurring out of, or in any manner connected with the Leases or the obligations, duties or liabilities of the Grantor and any lessee thereunder, and, upon request by the Bank to do so in the name and on behalf of the Bank but at the expense of the Grantor, and to pay all costs and expenses of the Bank, including reasonable attorneys' fees, in any action or proceeding in which the Bank may appear;

                  (d) not receive or collect any Rents from any present or future lessee of the Real Estate or any of the Improvements, or any part thereof, for a period of more than one month in advance, or pledge, transfer, security deed or otherwise encumber or assign future payments of the Rents;

                  (e) not waive, excuse, condone, discount, set off, compromise, or in any manner release or discharge any lessee of the Real Estate or any of the Improvements of and from any obligations, covenants, conditions and agreements by said lessee to be kept, observed and performed, including the obligation to pay rent in the manner and at the place and time specified in any Lease;

                  (f) not cancel, terminate or consent to any surrender of any Lease, or modify or in any way alter the terms thereof without, in each such instance, the prior written consent of the Bank; and

                  (g) promptly upon the execution by the Grantor of any future Lease, (i) furnish the Bank with the name and address of the lessee thereunder, the term of such Lease and a description of the premises covered thereby and, upon request of the Bank, a copy of such Lease, and (ii) execute all such further assignments of such Lease and the Rents therefrom as the Bank may require.

                  11. Covenant Against Sale, Lease or Transfer, etc. Notwithstanding any other provision of this security deed or the Note, if the Real Estate or the Improvements, or any part thereof, or any interest therein, is sold, leased, conveyed or transferred, without the Bank's prior written consent, or if the Real Estate or the Improvements, or any part thereof, or any interest therein, becomes subject to any additional lien, security deed or other encumbrance, either voluntarily or involuntarily, without the Bank's prior written consent, the Bank may, at its sole option: (a) declare the Debt immediately due and payable in full; or (b) require the payment, after the date of such sale, lease, conveyance or transfer, of a higher rate of interest on the unpaid principal portion of the Debt as a condition to not exercising such option to accelerate the Debt, whether such rights be exercised by the Bank to obtain a higher rate of interest on the Debt or to protect the security of this security deed.

                  12. Cancellation. This security deed is made upon the condition that if the Grantor pays the Debt, as defined in this security deed, and the Grantor reimburses the Bank for any amounts the Bank has paid in respect of Liens or insurance premiums, and interest thereon, and the Grantor fulfills all of its other obligations under this security deed, this security deed shall be canceled and surrendered.

                  13. Events of Default. The Grantor shall be deemed in default hereunder upon the occurrence of any of the following events ("Events of Default"): if a default occurs under the terms of the Note or the Loan Agreement and such default continues after any applicable notice and right to cure; or if the interest of the Bank in any of the Property becomes endangered by reason of the enforcement of any prior lien or encumbrance thereon; or if any law is passed imposing, or authorizing the imposition of, any specific tax upon this security deed or the Debt or permitting or authorizing the deduction of any such tax from the principal of, or interest on, the Debt, or by virtue of which any tax, lien or assessment upon the Property shall be chargeable against the owner of this security deed and the Debt has not been repaid in full promptly after a written request therefor by the Bank; or (d) if any of the stipulations contained in this security deed is declared invalid or inoperative by any court of competent jurisdiction and the Bank notifies the Grantor in writing that the Bank has determined that such declaration may have a material adverse effect on the ability of the Grantor to repay in full the Debt.

                  14.      Rights and Remedies of Bank upon Default.


                  (a) Acceleration of Debt. Upon the occurrence of an Event of Default or at any time thereafter, the Bank may at its option and without further demand or notice to the Grantor, declare all or any part of the Debt immediately due and payable, whereupon all such Debt shall forthwith become due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Grantor, and the Bank may immediately enforce payment of all such amounts and may exercise any or all of its rights and remedies under this security deed, the Note and applicable law. The Grantor also waives any and all rights the Grantor may have to a hearing before any judicial authority prior to the exercise by the Bank of any of its rights under this security deed, the Note and applicable law.

                  (b) Operation of Property by Bank. Upon the occurrence of an Event of Default and at any time thereafter, in addition to all other rights herein conferred on the Bank, the Bank (or any person, firm or corporation designated by the Bank) may, but will not be obligated to, enter upon and take possession of any or all of the Property, exclude the Grantor therefrom, and hold, use, administer, manage and operate the same to the extent that the Grantor could do so, without any liability to the Grantor resulting therefrom; and the Bank may collect, receive and receipt for all proceeds accruing from such operation and management, make repairs and purchase needed additional property, and exercise every power, right and privilege of the Grantor with respect to the Property.

                  (c) Judicial Proceedings; Right to Receiver. Upon the occurrence of an Event of Default or at any time thereafter, the Bank, in lieu of, or in addition to, exercising the power of sale hereinafter given, may proceed by suit to foreclose its lien on, security interest in, and assignment of, the Property, to sue the Grantor for damages on account of or arising out of said default or breach, or for specific performance of any provision contained herein, or to enforce any other appropriate legal or equitable right or remedy. The Bank shall be entitled, as a matter of right, upon proper proceedings being commenced for the foreclosure of this security deed, to the appointment by any competent court or tribunal, without notice to the Grantor or any other party, of a receiver of the rents, issues and profits of the Property, with power to lease and control the Property and with such other powers as may be deemed necessary.

                  (d) Foreclosure Sale. In case the Debt hereby secured shall not be paid when it becomes due by maturity in due course, or by reason of an Event of Default as herein provided, Grantor hereby grants to the Bank and assigns, the following irrevocable power of attorney: To sell the said Property at auction, at the usual place for conducting sales at the Court House in the County where the Real Estate or any part thereof lies, in said State, to the highest bidder for cash, after advertising the time, terms and place of such sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in the paper in which the Sheriff's advertisements for such County are published, all other notice being hereby waived by Grantor, and the Bank or any person on behalf of the Bank, or assigns, may bid and purchase at such sale and thereupon execute and deliver to the purchaser or purchasers at such sale a sufficient conveyance of said Property in fee simple, which conveyance shall contain recitals as to the happenings of the default upon which the execution of the power of sale herein granted depends, and Grantor hereby constitutes and appoints the Bank and assigns, the agent and attorney in fact of Grantor to make such recitals, and hereby covenants and agrees that the recitals so to be made by the Bank, or assigns, shall be binding and conclusive upon Grantor, and the heirs, executors, administrators and assigns of Grantor, and that the conveyance to be made by the Bank or assigns, shall be effectual to bar all equity of redemption of Grantor, or the successors in interest of Grantor, in and to said property, and the Bank or assigns shall collect the proceeds of such sale, and after reserving therefrom the entire amount of principal and interest due, together with the amount of any taxes, assessments and premiums of insurance or other payments theretofore paid by the Bank, with eight percent per annum thereon from date of payment, together with all costs and expenses of sale and attorney's fees in the amount of fifteen percent of the outstanding principal and interest, shall pay any over-plus to Grantor, or to the heirs or assigns of Grantor as provided by law. The power and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise and are granted as cumulative to the remedies for collection of the Debt provided by law.

                  (e) Personal Property and Fixtures. Upon the occurrence of an Event of Default or at any time thereafter, the Bank shall have and may exercise with respect to the Personal Property and fixtures included in the Property (the "Collateral") all rights, remedies and powers of a secured party under the Georgia Uniform Commercial Code with reference to the Collateral or any other items in which a security interest has been granted herein, including, without limitation, the right and power to sell at public or private sale or sales or otherwise dispose of, lease or utilize the Collateral and any part or parts thereof in any manner to the fullest extent authorized or permitted under the Georgia Uniform Commercial Code after default hereunder, without regard to preservation of the Collateral or its value and without the necessity of a court order. The Bank shall have, among other rights, the right to take possession of the Collateral and to enter upon any premises where the same may be situated for the purpose of repossessing the same without being guilty of trespass and without liability for damages occasioned thereby and to take any action deemed appropriate or desirable by the Bank; at its option and its sole discretion, to repair, restore or otherwise prepare the Collateral for sale, lease or other use or disposition. At the Bank's request, the Grantor shall assemble the Collateral and make the Collateral available to the Bank at any place designated by the Bank. To the extent permitted by law, the Grantor expressly waives any notice of sale or any other disposition of the Collateral and any rights or remedies of the Bank with respect to, and the formalities prescribed by law relative to, the sale or disposition of the Collateral or to the exercise of any other right or remedy of the Bank existing after default. To the extent that such notice is required and cannot be waived, the Grantor agrees that if such notice is given to the Grantor in accordance with the provisions of paragraph 27 below, at least five (5) days before the time of the sale or other disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving said notice.

                  The Grantor agrees that the Bank may proceed to sell or dispose of both the Real Estate and Personal Property comprising the Property in accordance with the rights and remedies granted under this security deed with respect to the Real Estate covered hereby. The Grantor hereby grants the Bank the right, at its option after default hereunder, to transfer at any time to itself or its nominee the Collateral or any part thereof and to receive the monies, income, proceeds and benefits attributable to the same and to hold the same as Collateral or to apply it on the Debt in such order and amounts and manner as the Bank may elect. The Grantor covenants and agrees that all recitals in any instrument transferring, assigning, leasing or making other disposition of the Collateral or any part thereof shall be full proof of the matters stated therein and no other proof shall be required to establish the legal propriety of the sale or other action taken by the Bank and that all prerequisites of sale shall be presumed conclusively to have been performed or to have occurred.

                  (f) Rents and Leases. Upon the occurrence of an Event of Default or at any time thereafter:

                  (i) The Bank, at its option, shall have the right, power and authority to exercise and enforce any or all of the following rights and remedies with respect to Rents and Leases:

                  (A) to terminate the license granted to the Grantor in Granting Clause C(iii) hereof to collect the Rents, and, without taking possession, in the Bank's own name to demand, collect, receive, sue for, attach and levy the Rents, to give proper receipts, releases and acquittances therefor, and after deducting all necessary and reasonable costs and expenses of collection, including reasonable attorney's fees, to apply the net proceeds thereof to the Debt in such order and amounts as the Bank may choose (or hold the same in a reserve as security for the Debt);

                  (B) without regard to the adequacy of the security, with or without any action or proceeding, through any person or by agent, or by a receiver to be appointed by court, to enter upon, take possession of, manage and operate the Property or any part thereof for the account of the Grantor, make, modify, enforce, cancel or accept surrender of any Lease, remove and evict any lessee or sublessee, increase or reduce rents, decorate, clean and make repairs, and otherwise do any act or incur any cost or expenses the Bank shall deem proper to protect the security hereof, as fully and to the same extent as the Grantor could do if in possession, and in such event to apply any funds so collected to the operation and management of the Property (including payment of reasonable management, brokerage and attorney's fees) and payment of the Debt in such order and amounts as the Bank may choose (or hold the same in reserve as security for the Debt); and

                  (C) to take whatever legal proceedings may appear necessary or desirable to enforce any obligation or covenant or agreement of the Grantor under this security deed.

                  (ii) The collection of the Rents and application thereof (or holding thereof in reserve) as aforesaid or the entry upon and taking possession of the Property or both shall not cure or waive any default or waive, modify or affect any notice of default under this security deed, or invalidate any act done pursuant to such notice, and the enforcement of such right or remedy by the Bank, once exercised, shall continue for so long as the Bank shall elect, notwithstanding that the collection and application aforesaid of the Rents may have cured the original default. If the Bank shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent default.

                  (g) Application of Proceeds. All payments received by the Bank as proceeds of the Property, or any part thereof, as well as any and all amounts realized by the Bank in connection with the enforcement of any right or remedy under or with respect to this security deed, shall be applied by the Bank as follows: (i) to the payment of all necessary expenses incident to the execution of any foreclosure sale or sales or other remedies under this security deed, including reasonable attorneys' fees as provided herein and in the Note,
(ii) to the payment in full of any of the Debt that is then due and payable (including without limitation principal, accrued interest and all other sums secured hereby) and to the payment of attorneys' fees as provided herein and in the Note, (iii) to a cash collateral reserve fund to be held by the Bank in an amount equal to, and as security for, any of the Debt that is not then due and payable, and (iv) the remainder, if any, shall be paid to the Grantor or such other person or persons as may be entitled thereto by law, after deducting therefrom the cost of ascertaining their identity.

                  (h) Multiple Sales. Upon the occurrence of an Event of Default or at any time thereafter, the Bank shall have the option to proceed with foreclosure, either through the courts or by proceeding with foreclosure as provided for in this security deed, but without declaring the whole Debt due. Any such sale may be made subject to the unmatured part of the Debt secured by this security deed, and such sale, if so made, shall not in any manner affect the unmatured part of the Debt secured by this security deed, but as to such unmatured part of the Debt this security deed shall remain in full force and effect as though no sale had been made under the provisions of this paragraph. Several sales may be made under the provisions of this paragraph without exhausting the right of sale for any remaining part of the Debt whether then matured or unmatured, the purpose hereof being to provide for a foreclosure and sale of the Property for any matured part of the Debt without exhausting any power of foreclosure and the power to sell the Property for any other part of the Debt, whether matured at the time or subsequently maturing.

                  (i) Waiver of Appraisement Laws. The Grantor waives, to the fullest extent permitted by law, the benefit of all laws now existing or hereafter enacted providing for (i) any appraisement before sale of any portion of the Property (commonly known as appraisement laws), or (ii) any extension of time for the enforcement of the collection of the Debt or any creation or extension of a period of redemption from any sale made in collecting the Debt (commonly known as stay laws and redemption laws).

                  (j) Prerequisites of Sales. In case of any sale of the Property as authorized by this paragraph 14, all prerequisites to the sale shall be presumed to have been performed, and in any conveyance given hereunder all statements of facts, or other recitals therein made, as to the nonpayment of any of the Debt or as to the advertisement of sale, or the time, place and manner of sale, or as to any other fact or thing, shall be taken in all courts of law or equity as prima facie evidence that the facts so stated or recited are true.

                  15. Collection Costs. The Grantor agrees to pay all costs, including reasonable attorneys' fees, incurred by the Bank in collecting or securing, or attempting to collect or secure, the Debt, or any part thereof, or in defending or attempting to defend the priority of this security deed against any Lien on the Property, unless this security deed is herein expressly made subject to any such Lien; and/or all costs incurred in the foreclosure of this security deed, either under the power of sale contained herein, or by virtue of the decree of any court of competent jurisdiction. The full amount of such costs incurred by the Bank shall be a part of the Debt and shall be secured by this security deed.

                  16. No Obligations with Respect to Leases. The Bank shall not by virtue of this security deed or otherwise assume any duties, responsibilities, liabilities or obligations with respect to Leases, the Improvements, the Personal Property, the Real Estate or any of the other Property (unless expressly assumed by the Bank under a separate agreement in writing), and this security deed shall not be deemed to confer on the Bank any duties or obligations that would make the Bank directly or derivatively liable for any person's negligent, reckless or wilful conduct. The Grantor agrees to defend, indemnify and save harmless the Bank from and against any and all claims, causes of action and judgments relating to the Grantor's performance of its duties, responsibilities and obligations under Leases and with respect to the Real Estate, the Improvements, the Personal Property, or any of the other Property.

                  17. Construction of Security Deed. This security deed is and may be construed as a security deed, conveyance, assignment, security agreement or contract, or any one or more of them, in order fully to effectuate the lien hereof and the assignment and security interest created hereby and the purposes and agreements herein set forth.

                  18. Successors and Assigns. All covenants and agreements herein made by the undersigned shall bind the undersigned and the successors and assigns of the undersigned; and every option, right and privilege herein reserved or secured to the Bank shall inure to the benefit of the Bank's successors and assigns.


                  19. Waiver and Election. The exercise by the Bank of any option given under the terms of this security deed shall not be considered as a waiver of the right to exercise any other option given herein, and the filing of a suit to foreclose the lien, security interest and assignment granted by this security deed, either on any matured portion of the Debt or for the whole of the Debt, shall not be considered an election so as to preclude foreclosure under power of sale after a dismissal of the suit; nor shall the publication of notices for foreclosure preclude the prosecution of a later suit thereon. No failure or delay on the part of the Bank in exercising any right, power or remedy under this security deed shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or thereunder. The remedies provided in this security deed and in the other Security Documents are cumulative and not exclusive of any remedies provided by law. No amendment, modification, termination or waiver of any provisions of this security deed or any of the Security Documents, nor consent to any departure by the Grantor therefrom, shall be effective unless the same shall be in writing and signed by an executive officer of the Bank, and then such waiver or consent shall be effective only in this specific instance and for the specific purpose for which given. No notice to, or demand on, the Grantor in any case shall entitle the Grantor to any other or further notice or demand in similar or other circumstances.

                  20. Landlord-Tenant Relationship. Any sale of the Property under this security deed shall, without further notice, create the relationship of landlord and tenant at sufferance between the purchaser and the Grantor.

                  21. Enforceability. If any provision of this security deed is now or at any time hereafter becomes invalid or unenforceable, the other provisions hereof shall remain in full force and effect, and the remaining provisions hereof shall be construed in favor of the Bank to effectuate the provisions hereof.

                  22. Application of Payments. If the lien, assignment or security interest created by this security deed is invalid or unenforceable as to any part of the Debt or is invalid or unenforceable as to any part of the Property, the unsecured or partially secured portion of the Debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the Debt, and all payments made on the Debt, whether voluntary or under foreclosure or other enforcement action or procedures, shall be considered to have been first paid on, and applied to, the full payment of that portion of the Debt which is not secured or not fully secured by said lien, assignment or security interest created hereby.

                  23. Meaning of Particular Terms. Whenever used, the singular number shall include the plural and the plural the singular, and pronouns of one gender shall include all genders; and the words "Grantor" and "Bank" shall include their respective successors and assigns. Plural or singular words used herein to designate the undersigned shall be construed to refer to the maker or makers of this instrument, whether one or more natural persons, corporations, associations, partnerships or other entities.

                  24. Advances by the Bank. If the Grantor shall fail to comply with the provisions hereof with respect to the securing of insurance, the payment of Liens, the keeping of the Property in repair, the performance of the Grantor's obligations under any Lease, the payment of any prior security deeds, or the performance of any other term or covenant herein contained, the Bank may (but shall not be required to) make advances to perform the same, and where necessary enter the Property for the purpose of performing any such term or covenant. The Grantor agrees to repay all such sums advanced upon demand, with interest from the date such advances are made, at the rate provided for in the Note, or the highest rate permitted by law, whichever shall be less, and all sums so advanced with interest shall be a part of the Debt and shall be secured hereby. The making of any such advances shall not be construed as a waiver by the Bank of any Event of Default resulting from the Grantor's failure to pay the amounts paid.

                  25. Release or Extension by the Bank. The Bank, without notice to the Grantor and without in any way affecting the rights of the Bank hereunder as to any part of the Property not expressly released, may release any part of the Property or any person liable for any of the Debt and may agree with any party with an interest in the Property to extend the time for payment of all or any part of the Debt or to waive the prompt and full performance of any term, condition or covenant of the Note, this security deed or any other instrument evidencing or securing the Debt.

                  26. Partial Payments. Acceptance by the Bank of any payment of less than the full amount due on the Debt shall be deemed acceptance on account only, and the failure of the Grantor to pay the entire amount then due shall be and continue to constitute an Event of Default, and at any time thereafter and until the entire amount due on the Debt has been paid, the Bank shall be entitled to exercise all rights conferred on it by the terms of this security deed in case of the occurrence of an Event of Default.

                  27. Notices. All notices, requests, demands and other communications provided for hereunder shall be delivered to the applicable party in accordance with the notice provision set forth in Section 7.01 of the Loan Agreement.

                  28. Titles. All section, paragraph, subparagraph or other titles contained in this security deed are for reference purposes only, and this security deed shall be construed without reference to said titles.

                  29. Governing Law. This security deed shall be construed in accordance with and governed by the laws of the State of Georgia.

                  30. Attorney's Fees. Whenever reference is made in this security deed to the payment by Grantor of "reasonable attorney's fees" incurred by the Bank, or words of similar import, the same shall mean and refer to actual attorney's fees incurred by the Bank based upon the attorney's normal hourly rate and the number of hours worked, and not the reasonable attorney's fees statutorily defined in O.C.G.A.ss.13-1-11.

                   IN WITNESS WHEREOF, Roberts Properties Residential, L.P. has caused this security deed to be duly executed, sealed and delivered by its duly authorized general partner on the date first written above.


Signed, sealed and                 ROBERTS PROPERTIES RESIDENTIAL, L.P.,
delivered in the                   a Georgia limited partnership
presence of:
                                   By: Roberts Realty Investors, Inc., a Georgia
                                            corporation, sole general partner
  /s/ Kerri Stolz
Unofficial Witness                      By:   /s/ Charles R. Elliott
                                           --------------------------------
                                            Charles R. Elliott, Secretary
                                                    and Treasurer

   /s/ Joanne M. Roberts                   (CORPORATE SEAL)
----------------------------
Notary Public

AFFIX SEAL

My Commission expires:
   August 10, 2002

                                    EXHIBIT A
                                       TO
                     DEED TO SECURE DEBT, SECURITY AGREEMENT
                       AND ASSIGNMENT OF RENTS AND LEASES

                               [Legal Description]

                                    EXHIBIT B
                                       TO
                     DEED TO SECURE DEBT, SECURITY AGREEMENT
                       AND ASSIGNMENT OF RENTS AND LEASES

                            [ Permitted Exceptions ]